EXECUTION COPY

A-MARK PRECIOUS METALS, INC.

SEVENTH AMENDMENT DATED AS OF DECEMBER 15, 2010 TO
AMENDED AND RESTATED COLLATERAL AGENCY AGREEMENT (1999),
AS AMENDED

THIS SEVENTH AMENDMENT is dated as of December 15, 2010 by and among BNP PARIBAS ("BNP") as successor to FORTIS CAPITAL CORP., ("FCC"), RB INTERNATIONAL FINANCE (USA) LLC, f/k/a RZB FINANCE LLC ("RZB"), NATIXIS, NEW YORK BRANCH ("NATIXIS"), ABN AMRO Bank N.V. ("ABN") as successor to FORTIS BANK (NEDERLAND) N.V. ("FORTIS BANK NEDERLAND") and BROWN BROTHERS HARRIMAN & CO. ("BBH" in its capacity as agent for itself as a Lender (as defined below) and all other Lenders the "Agent") and A-MARK PRECIOUS METALS, INC., a New York corporation (the "Company"). BNP, RZB, NATIXIS, ABN and BBH are hereinafter sometimes referred to collectively as the "Lenders".

RECITALS

A.    The Company, the Lenders and the Agent are parties to the Amended and Restated Collateral Agency Agreement (1999) dated as of November 30, 1999 (the "Agreement"); The capitalized terms used in this Seventh Amendment shall have the meaning given each such term in the Agreement, as amended unless otherwise defined herein.

B.    The Company, the Lenders and the Agent, desire to amend the Agreement on the terms and conditions provided for herein.

NOW, THEREFORE, the parties hereby agree as follows:

SECTION 1. AMENDMENT TO THE AGREEMENT.

The Agreement is hereby amended by replacing Exhibit 1 (Approved Depositories) thereto with Exhibit 1 (Approved Depositories) as set forth in Annex A to this Seventh Amendment.

SECTION 2. EFFECTIVE DATE.

The revisions contained in this Seventh Amendment to the Agreement shall become effective (the "Effective Date") upon the execution and delivery by the parties hereto of this Seventh Amendment.

SECTION 3. FURTHER ASSURANCES.

The Company agrees to and cause others to execute and deliver all such documents as the Agent and/or the Lenders shall reasonably request in connection with the transactions contemplated by this Seventh Amendment.

SECTION 4. MISCELLANEOUS.

(a)    The Company hereby represents and warrants that after giving effect to the transactions contemplated by this Seventh Amendment there exists no default under the Agreement, the Security Agreement or any Facility Document and the representations and warranties made by it herein and therein are materially true and correct as of the date hereof.

(b)    Except as expressly modified by this Seventh Amendment, the Agreement, the Intercreditor Agreement, the Security Agreement and each Facility Document is, and shall remain, in full force and effect in accordance with its respective terms. Nothing herein shall be deemed to be a waiver by the Lenders or the Agent of any default by the Company or to be a waiver or modification by the Lenders or the Agent of any provision of the Agreement or any Facility Document except for the amendments expressly set forth in this Seventh Amendment.

(c)    This Seventh Amendment may be executed in any number of separate counterparts, each of which shall be an original and all of which taken together shall be deemed to constitute one and the same instrument.

(d)    This Seventh Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York, without regard to conflict of laws principles.

(e)    The Company hereby acknowledges and agrees that the Agreement, the Security Agreement and the Facility Documents as each are amended by this Seventh Amendment are each valid, binding and enforceable in accordance with their respective terms and provisions, and there are no counterclaims, defenses or offsets which may be asserted with respect thereto, or which may in any manner affect the collection or collectibility of any of the Outstanding Credits or any of the principal, interest and other sums evidenced and secured thereby, nor is there any basis whatsoever for any such counterclaim, defense or offset.

(f)    The Company agrees to pay or reimburse the Agent for all of the Agent's reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Seventh Amendment and the documents herein contemplated, including, without limitation, the disbursements and fees of counsel to the Agent.

(g)    This Seventh Amendment shall not be modified or amended except by a written instrument signed by all of the parties hereto and shall be binding on the respective successors and assigns of the parties.

IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

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IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

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IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

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IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

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ANNEX A

SCHEDULE A
TO EXHIBIT 1

APPROVED DEPOSITORY LIMITS

[ANNEXED HERETO]

Brinks, LA	$50 Mio
Johnson Matthey, Salt Lake City	$25 Mio
Brinks, Dallas	$5 Mio
HSBC, NYC	$10 Mio
Brinks, Salt Lake City	$50 Mio
Sunshine Minting	$20 Mio
IBI	$5 Mio
Brinks, Tampa	$20 Mio
Brinks, Special Service	$5 Mio
Via Mat, Germany	$10 Mio
Via Mat, NY	$5 Mio
Brinks, trucks	$15 Mio
Man Financial	$5 Mio
Numismatic Guaranty Corp	$5 Mio
Loomis Fargo Spokane	$5 Mio
PCGS	$5Mio
HSBC London	$3Mio
Brinks, Jackson	$15 Mio

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